Exhibit 99.1

P R E S S    R E L E A S E

TRIQUINT ANNOUNCES SECOND QUARTER RESULTS

Hillsboro, Oregon – July 23, 2008 – TriQuint Semiconductor, Inc. (NASDAQ: TQNT), a supplier of high performance products for wireless communications, announces its financial results for the quarter ended June 30, 2008, including the following highlights:

•	Revenues of $127.0 million

•	Gross Margin of 34.6%; Gross Margin excluding WJ Communications was 35.1%

•	Completed acquisition, WJ Communications joins TriQuint

•	Hired Intel veteran Steve Grant to lead worldwide operations

•	Recognized by Kyocera Wireless Corporation and ZTE Corporation as RF supplier of the year

•	Won designs at 15 handset customers with new HADRON™ PA Module

•	Shipped a high volume of TRITIUM™ III next generation 3G PA Module

•	Launched innovative high voltage technology for base station power

•	Announced Gallium Nitride (GaN) power amplifiers for defense, aerospace and networks applications and released GaN Foundry Supply to the open market

•	Released 1x2 PA for 802.11n applications to high volume production

Commenting on the results for the quarter ended June 30, 2008, Ralph Quinsey, President and Chief Executive Officer, stated “TriQuint is on track for achieving our product development and design win targets for the year with each of our markets generating strong order activity and a strong book to bill ratio of 1.29. Multi-band and multi-mode applications are accelerating RF demand with two to four times the content for TriQuint products in new applications. I expect the second half of 2008 to be a solid growth period for TriQuint.”

Summary Financial Results for the Quarter Ended June 30, 2008:

Revenues for the second quarter of 2008 were $127.0 million, including $5.6 million from WJ Communications, and were up 12% from the second quarter of 2007 and 14% sequentially. Strong growth in wireless LAN and 3G handset products led the way in the quarter.

Net income for the second quarter of 2008 was $3.4 million, or $0.02 per diluted share, down from $4.5 million or $0.03 per diluted share in the prior quarter. Excluding all WJ Communications’ results, net income in the second quarter was $5.0 million or $0.03 per diluted share. Please see below for TriQuint and WJ Communications’ results that are reconciled to the consolidated results of the Company. Non-GAAP net income for the second quarter was $9.6 million or $0.07 per diluted share. Non-GAAP financial measures exclude stock based compensation charges and certain charges associated with the acquisition of WJ Communications. Please see the attached supplemental schedule for a reconciliation of GAAP to non-GAAP financial measures.

Gross margin for the second quarter of 2008 was 34.6%, flat with the prior quarter. Excluding WJ Communications, gross margin was 35.1%. On a non-GAAP basis, gross margin was 37.0%, up from a non-GAAP gross margin of 35.5% in the prior quarter. Improving product yields and the higher margins of the WJ Communications products drove the increase.

Operating expenses for the second quarter of 2008 were $41.8 million, or 33.0% of revenue, up from $35.8 million in the first quarter. Excluding WJ Communications, operating expenses totaled $39.0 million. Non-GAAP operating expenses were $38.7 million or 30.5% of revenue. In the latter half of this year, we expect non-GAAP operating expenses to converge with our operating model of 25% of revenue. However, inclusion of the higher margins and operating expenses associated with the WJ Communications business may cause us to make slight adjustments to our business model targets.

Cash, cash equivalents and short-term investments were $98.3 million as of June 30, 2008, a decrease of $121.0 million from March 31, 2008. Cash was consumed by the purchase of WJ Communications, substantial capacity investments and growth in inventory in preparation for rapid growth in the coming quarter. In addition, approximately $17.6 million was invested in long term investments with maturities greater than a year.

Outlook:

We estimate that third quarter 2008 revenue will be $155 million to $170 million. Third quarter earnings are expected to range between $0.06 and $0.08 per diluted share. We expect non-GAAP earnings to range between $0.10 and $0.12 per diluted share. As of today, we are approximately 95% booked for the third quarter.

Additional Information Regarding June 30, 2008 Results:

GAAP and non-GAAP financial measures are presented in the tables below. Non-GAAP financial measures are reconciled to the corresponding GAAP financial measures in the financial statement portion of this press release.

GAAP RESULTS

	Three Months Ended					Six Months Ended
	Q2 2008	Q1 2008	Change vs. Q1 2008	Q2 2007	Change vs. Q2 2007	Q2 2008	Q2 2007	Change vs. Q2 2007
Revenues	$127.0	$111.1	14.2%	$113.8	11.6%	$238.1	$224.4	6.1%
Gross Margin	34.6%	34.6%	0.0%	26.5%	8.1%	34.6%	28.8%	5.8%
Operating Income	$2.1	$2.7	-21.8%	$(0.5)	528.2%	$4.7	$4.4	7.2%
Net Income	$3.4	$4.5	-24.9%	$1.4	149.0%	$7.8	$7.7	1.3%
Diluted EPS	$0.02	$0.03	$(0.01)	$0.01	$0.01	$0.05	$0.05	$(0.00)

NON-GAAP RESULTS A

	Three Months Ended					Six Months Ended
	Q2 2008	Q1 2008	Change vs. Q1 2008	Q2 2007	Change vs. Q2 2007	Q2 2008	Q2 2007	Change vs. Q2 2007
Gross Margin	37.0%	35.5%	1.5%	27.2%	9.8%	36.3%	29.4%	6.9%
Operating Income	$8.3	$5.1	64.1%	$1.6	412.9%	$13.4	$8.3	61.7%
Net Income	$9.6	$6.9	39.3%	$3.5	177.5%	$16.5	$11.6	42.1%
Diluted EPS	$0.07	$0.05	$0.02	$0.02	$0.05	$0.11	$0.08	$0.03

A	Excludes stock based compensation charges and charges associated with the acquisition of WJ Communications.

Key financial results for the Company for the second quarter ended June 30, 2008 are presented in the table below. TriQuint and WJ Communications results are reconciled to the consolidated results for the Company.

	TriQuint	WJ	Total
Revenues	$121.4	$5.6	$127.0
Gross Profit	$42.6	$1.3	$43.9
Operating Expenses	$39.0	$2.8	$41.8
Net Income	$5.0	$(1.6)	$3.4

Conference Call:

TriQuint will host a conference call this afternoon at 2:00 p.m. PDT to discuss the results for the quarter as well as our future expectations for the Company. To access the conference call, investors may dial (888) 813-6582 domestically or (706) 643-7082 internationally approximately ten minutes prior to the invitation of the teleconference using passcode 50642148. The call can also be heard via webcast accessed through the “Investors” section of TriQuint’s web site: www.triquint.com, or through www.Vcall.com. A replay will be available for 7 days by dialing (706) 645-9291, passcode 50642148.

Non-GAAP Financial Measures:

This press release provides financial measures for net income, diluted earnings per share, gross margin, operating expenses and operating income that exclude equity compensation expense and the charges associated with the acquisition of WJ Communications, and are therefore not calculated in accordance with accounting principles generally accepted in the United States (“GAAP”). Management believes that these non-GAAP financial measures provide meaningful supplemental information regarding our performance that enhances management’s and investors’ ability to evaluate TriQuint’s operating results excluding the charges relating to the acquisition and noncash charges related to the adoption of Statement of Financial Accounting Standards No. 123(R), Share-Based Payments.

Forward-Looking Statements:

This press release contains forward-looking statements made pursuant to the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include statements regarding TriQuint’s anticipated earnings and revenues, expected non-GAAP operating expenses, the correlation between bookings and revenues. Actual results may vary materially from those expressed or implied in the statements herein or from historical results, due to changes in economic, business, competitive, technological and/or regulatory factors, including TriQuint’s performance; demand for TriQuint’s products; ability to develop new products, improve yields, maintain product pricing and reduce costs; ability to win customers and continue to provide expected levels of inventory to them; and market conditions. Additional considerations and important risk factors are described in TriQuint’s reports on Form 10-K and 10-Q and other filings with the Securities and Exchange Commission. These reports can be accessed at the SEC web site, www.sec.gov. Except as required by law, we undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements.

A reader of this release should understand that it is not possible to predict or identify all risk factors and should not consider the list to be a complete statement of all potential risks and uncertainties.

FACTS ABOUT TRIQUINT

Founded in 1985, we “Connect the Digital World to the Global Network”™ by supplying high-performance RF modules, components and foundry services to the world’s leading communications companies. Specifically, TriQuint supplies products to four out of the top five cellular handset manufacturers, and is a leading gallium arsenide (GaAs) supplier to major defense and space contractors. TriQuint creates standard and custom products using advanced processes that include gallium arsenide, surface acoustic wave (SAW) and bulk acoustic wave (BAW) technologies to serve diverse markets including wireless handsets, base stations, broadband communications and military. TriQuint is also lead researcher in a 3-year DARPA program to develop advanced gallium nitride (GaN) amplifiers. TriQuint, as named by Strategy Analytics in August 2007, is the number-three worldwide leader in GaAs devices and the world’s largest commercial GaAs foundry. TriQuint has ISO9001 certified manufacturing facilities in Oregon, Texas, and Florida and a production plant in Costa Rica; design centers are located in North America and Germany. Visit TriQuint at www.triquint.com/rf to register for our newsletters.

Steven Buhaly	Heidi A. Flannery
VP of Finance, CFO	Investor Relations Counsel
TriQuint Semiconductor, Inc.	Fi. Comm
Tel: (503) 615-9401	Tel: (541) 322-0230
Fax: (503) 615-8904	Fax: (541) 322-0231
Email: steve.buhaly@tqs.com	Email: heidi.flannery@ficomm.com

CONDENSED CONSOLIDATED BALANCE SHEETS

(Unaudited)

(In thousands)

	June 30, 2008	March 31, 2008	December 31, 2007
Assets
Current assets:
Cash, cash equivalents and investments	$98,320	$219,357	$203,501
Accounts receivable, net	80,380	62,817	73,185
Inventories	109,675	73,173	67,231
Other current assets	31,908	23,650	15,668

Total current assets	320,283	378,997	359,585

Property, plant and equipment, net	247,973	210,249	204,553
Other, net	99,591	21,928	22,323

Total assets	$667,847	$611,174	$586,461

Liabilities and Stockholders’ Equity
Current liabilities:
Accounts payable and accrued expenses	$91,346	$67,173	$46,602
Other accrued liabilities	15,989	6,196	9,875

Total current liabilities	107,335	73,369	56,477

Long term income tax liability	10,520	10,439	10,193
Other long-term liabilities	14,857	5,194	4,943

Total liabilities	132,712	89,002	71,613

Stockholders’ equity	535,135	522,172	514,848

Total liabilities and stockholders’ equity	$667,847	$611,174	$586,461

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenues	126,957	111,138	$113,771	$238,095	$224,374
Cost of goods sold	83,042	72,692	83,603	155,734	159,815

Gross profit	43,915	38,446	30,168	82,361	64,559

Operating expenses:
Research, development and engineering	21,664	19,943	15,040	41,607	29,368
Selling, general and administrative	18,758	16,281	15,623	35,039	30,689
In-process research and development	1,400	—	—	1,400	—
(Gain) loss on disposal of equipment	16	(433)	(10)	(417)	86

Total operating expenses	41,838	35,791	30,653	77,629	60,143

Operating income	2,077	2,655	(485)	4,732	4,416

Other income (expense):
Interest income	1,115	2,001	1,928	3,116	5,365
Interest expense	(10)	(4)	(5)	(14)	(1,636)
Foreign currency gain	399	180	129	579	195
Recovery of impairment	—	105	—	105	—
Other, net	18	1	(2)	19	33

Other income, net	1,522	2,283	2,050	3,805	3,957

Income before income tax	3,599	4,938	1,565	8,537	8,373

Income tax expense	235	458	214	693	626

Net Income	$3,364	$4,480	$1,351	$7,844	$7,747

Per Share Data
Basic per share net income	$0.02	$0.03	$0.01	$0.05	$0.06
Diluted per share net income	$0.02	$0.03	$0.01	$0.05	$0.05

Weighted-average shares outstanding:
Basic	143,712	142,973	139,666	143,332	139,150
Diluted	146,888	144,737	142,183	145,761	141,536

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(Unaudited)

	Three Months Ended			Six Months Ended
	June 30, 2008	March 31, 2008	June 30, 2007	June 30, 2008	June 30, 2007
Revenues	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of goods sold	65.4%	65.4%	73.5%	65.4%	71.2%

Gross profit	34.6%	34.6%	26.5%	34.6%	28.8%

Operating expenses:
Research, development and engineering	17.1%	18.0%	13.2%	17.5%	13.1%
Selling, general and administrative	14.8%	14.6%	13.7%	14.7%	13.7%
In-process research and development	1.1%	—	—	0.6%	—
(Gain) loss on disposal of equipment	0.0%	-0.4%	-0.0%	-0.2%	0.0%

Total operating expenses	33.0%	32.2%	26.9%	32.6%	26.8%

Operating income	1.6%	2.4%	-0.4%	2.0%	2.0%

Other income (expense):
Interest income	0.9%	1.8%	1.7%	1.3%	2.4%
Interest expense	-0.0%	-0.0%	-0.0%	-0.0%	-0.7%
Foreign currency gain	0.3%	0.1%	0.1%	0.2%	0.1%
Recovery of impairment	—	0.1%	—	0.1%	—
Other, net	0.0%	0.0%	-0.0%	0.0%	0.0%

Other income, net	1.2%	2.0%	1.8%	1.6%	1.8%

Income before income tax	2.8%	4.4%	1.4%	3.6%	3.8%

Income tax expense	0.2%	0.4%	0.2%	0.3%	0.3%

Net Income	2.6%	4.0%	1.2%	3.3%	3.5%

SUPPLEMENTAL RECONCILIATION OF GAAP TO NON-GAAP RESULTS

(Unaudited)

(In thousands, except per share amounts)

	Three Months Ended						Six Months Ended
	June 30, 2008		March 31, 2008		June 30, 2007		June 30, 2008		June 30, 2007
		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)		(% of revenues)
GAAP GROSS PROFIT	$43,915	34.6%	$38,446	34.6%	$30,168	26.5%	$82,361	34.6%	$64,559	28.8%
Adjustment for equity compensation charges	1,099	0.9%	986	0.9%	784	0.7%	2,085	0.9%	1,359	0.6%
Adjustment for charges associated with the purchase of WJ Communications
Amortization of intangible assets	272	0.2%	—	0.0%	—	0.0%	272	0.1%	—	0.0%
Increase in value of inventory	1,706	1.3%	—	0.0%	—	0.0%	1,706	0.7%	—	0.0%

NON-GAAP GROSS PROFIT	$46,992	37.0%	$39,432	35.5%	$30,952	27.2%	$86,424	36.3%	$65,918	29.4%

GAAP OPERATING EXPENSES	$41,838	33.0%	$35,791	32.2%	$30,653	26.9%	$77,629	32.6%	$60,143	26.8%
Adjustment for equity compensation charges	(1,677)	-1.3%	(1,415)	-1.3%	(1,319)	-1.1%	(3,092)	-1.3%	(2,482)	-1.1%
Adjustment for charges associated with the purchase of WJ Communications
Amortization of intangible assets	(68)	-0.1%	—	0.0%	—	0.0%	(68)	0.0%	—	0.0%
In-process research and development	(1,400)	-1.1%	—	0.0%	—	0.0%	(1,400)	-0.6%	—	0.0%

NON-GAAP OPERATING EXPENSES	$38,693	30.5%	$34,376	30.9%	$29,334	25.8%	$73,069	30.7%	$57,661	25.7%

GAAP OPERATING INCOME	$2,077	1.6%	$2,655	2.4%	$(485)	-0.4%	$4,732	2.0%	$4,416	2.0%
Adjustment for equity compensation charges	2,776	2.2%	2,401	2.2%	2,103	1.7%	5,177	2.2%	3,841	1.7%
Adjustment for charges associated with the purchase of WJ Communications	3,446	2.7%	—	0.0%	—	0.0%	3,446	1.4%	—	0.0%

NON-GAAP OPERATING INCOME	$8,299	6.5%	$5,056	4.6%	$1,618	1.4%	$13,355	5.6%	$8,257	3.7%

GAAP NET INCOME	$3,364	2.6%	$4,480	4.0%	$1,351	1.2%	$7,844	3.3%	$7,747	3.5%
Adjustment for equity compensation charges	2,776	2.2%	2,401	2.2%	2,103	1.7%	5,177	2.2%	3,841	1.7%
Adjustment for charges associated with the purchase of WJ Communications	3,446	2.7%	—	0.0%	—	0.0%	3,446	1.4%	—	0.0%

NON-GAAP NET INCOME	$9,586	7.5%	$6,881	6.2%	$3,454	3.0%	$16,467	6.9%	$11,588	5.2%

GAAP DILUTED EARNINGS PER SHARE	$0.02		$0.03		$0.01		$0.05		$0.05
Adjustment for equity compensation charges	0.02		0.02		0.01		0.04		0.03
Adjustment for charges associated with the purchase of WJ Communications	0.03		—		—		0.02		—

NON-GAAP DILUTED EARNINGS PER SHARE	$0.07		$0.05		$0.02		$0.11		$0.08
GAAP COMMON SHARES ASSUMING DILUTION	146,888		144,737		142,183		145,761		141,536
Adjustment for equity compensation charges	530		253		788		281		748

COMMON SHARES ASSUMING DILUTION EXCLUDING EQUITY COMPENSATION	147,418		144,990		142,971		146,042		142,284